                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             THE MEXICO FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                             THE MEXICO FUND, INC.
                       77 ARISTOTELES STREET, 3RD FLOOR
                                    POLANCO
                          11560 MEXICO, D.F., MEXICO

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 26, 1999

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meet-ing") of The Mexico Fund, Inc. (the "Fund") will be held at the law offices of Dechert Price & Rhoads, 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112 on February 26, 1999 at 2:00 P.M. for the following purposes:

    (1) To elect two Directors;

    (2) To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for its fiscal year ending October 31, 1999; and

    (3) To transact such other business as may properly come before the Meet-ing or any adjournment thereof.

  The Board of Directors has fixed the close of business on December 22, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to no-tice of, and to vote at, the Meeting and any adjournment thereof.

  You are cordially invited to attend the Meeting. All shareholders are re-quested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is be-ing solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                          Samuel Garcia Cuellar
                                              Secretary

New York, New York
Dated: December 28, 1998

   PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO AT-TEND THE MEETING, PLEASE FILL IN, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EX-PENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

                             THE MEXICO FUND, INC.

                       77 ARISTOTELES STREET, 3RD FLOOR
                                    POLANCO
                          11560 MEXICO, D.F., MEXICO

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 26, 1999

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Mexico Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Share-holders of the Fund (the "Meeting") to be held at the law offices of Dechert Price & Rhoads, 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112 on February 26, 1999 at 2:00 P.M. and at any adjournment thereof. The approximate mailing date of this Proxy Statement is December 28, 1998. The report for the fiscal year ended October 31, 1998, including financial statements, accompa-nies the mailing of this Proxy Statement. A representative of Arthur Andersen LLP, who is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so as well as be available to an-swer questions of shareholders.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxies. Unless instructions to the contrary are marked thereon with respect to Proposals 1, 2 and 3 a proxy will be voted FOR the proposals stated in the accompanying No-tice of Meeting.

  For purposes of determining the presence of a quorum for transacting busi-ness at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instruc-tions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, votes to ABSTAIN and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a majority of the votes cast.

  Any shareholder giving a proxy has the right to attend the Meeting and to vote his shares in person (thereby revoking any prior proxy) and also the right to revoke the proxy at any time by written notice received by the Fund prior to its exercise.

  In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote proxies which vote FOR any proposal with respect to which insufficient votes for approval have been re-ceived, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such a proposal to be voted on at such adjournment, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. In the event any of the following proposals are not approved by shareholders, the Board of Directors of the Fund will con-sider appropriate action.

  The Board of Directors has fixed the close of business on December 22, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of Oc-tober 31, 1998, the Fund had outstanding 50,763,316 shares of common stock, par value $1.00 per share. To the best of the Fund's knowledge, as of Septem-ber 30, 1998, The Harvard University Master Trust Fund, 600 Atlantic Avenue, Boston, MA 02210, beneficially owned 3,429,700 shares, or approximately 6.75% of the Fund's outstanding shares.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The Board of Directors of the Fund is divided into three classes of Direc-tors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Messrs. Juan Gallardo T. and Agustin Santamarina V. expire this year. Messrs. Gallardo and Santamarina have been nominated as Class III Directors for a three year term expiring in 2002. The nominees have indicated an intention to serve if elected and have con-sented to be named in this Proxy Statement.

  The Board of Directors of the Fund knows of no reason why any of these nomi-nees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. The Fund's Directors and executive officers bene-ficially own less than 0.1% of the Fund's common stock. None of the Directors, with the exception of Mr. Jose Luis Gomez Pimienta, is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

  The nominees for election as Class III Directors are as follows:

                       CLASS III (TERM EXPIRING IN 2002):

                                                                            SHARES OF COMMON
                                                                           STOCK BENEFICIALLY
                                 PRINCIPAL OCCUPATION                        OWNED AND % OF
                                 FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
   NAME AND ADDRESS            AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/98(1)
   ----------------            -----------------------        --- -------- ------------------
Juan Gallardo T.++       Chairman of the Board, Grupo          51   1985         3,000
Monte Caucaso 915        Embotelladoras Unidas, S.A. de C.V.
4th Floor                (bottling); Chairman of the Board,
Lomas de Chapultepec     Grupo Azucarero Mexico, S.A. de C.V.
11000 Mexico, D.F.,      (industrial group); Coordinator,
Mexico                   Mexican Business Council for the
                         North American Free Trade Agreement
                         (NAFTA); Chairman of the Board of
                         Supervisory Directors, The First
                         Mexico Income Fund N.V.; Chairman of
                         the Board, Fondo Mexico de Deuda de
                         Largo Plazo, S.A. de C.V., Fondo
                         Mexico de Deuda de Corto Plazo, S.A.
                         de C.V. and Fondo Mexico de
                         Capitales, S.A. de C.V. (Mexican
                         investment companies); Director,
                         Clevite de Mexico, S.A. de C.V.
                         (auto parts); Director, Nacional de
                         Drogas (pharmaceutical distribution
                         company); Director, Bombardier
                         Concarrill (manufacturing);
                         Director, Bufete Industrial, S.A. de
                         C.V. (construction); Director, Home
                         Mart de Mexico S.A. de C.V. (retail
                         trade); Director, Laffarge Coppe
                         (cement and biotechnology);
                         Director, Caterpillar Inc. (farming
                         equipment); Director, Grupo Mexico,
                         S.A. de C.V.

Agustin Santamarina V.   Of Counsel, Santamarina y Steta (law  72   1981         1,500
++                       firm); Chairman of the Board,
Campos Eliseos 345, 2nd  Alcatel-Indetel, S.A. de C.V.
Floor                    (telecommunications equipment);
11560 Mexico, D.F.       Chairman of the Board, Apasco S.A.
Mexico                   de C.V. (cement and other
                         construction materials); Vice
                         Chairman of the Board, Kimberly-
                         Clark de Mexico, S.A. de C.V.
                         (consumer products); Director, Grupo
                         Carso, S.A. de C.V. (diversified
                         holding company); Director, Grupo
                         Mexico, S.A. de C.V. (mining);
                         Director, Grupo Condumex, S.A. de
                         C.V. (electronic cables and auto
                         parts); Director, SANLUIS
                         Corporacion, S.A. de C.V. (mining
                         and auto parts); Director, Alfa,
                         S.A. de C.V. (diversified holding
                         company); Director, Fondo Mexico de
                         Deuda de Largo Plazo, S.A. de C.V.,
                         Fondo Mexico de Deuda de Corto
                         Plazo, S.A. de C.V. and Fondo Mexico
                         de Capitales, S.A. de C.V. (Mexican
                         investment companies).

CONTINUING DIRECTORS

  The balance of the current Directors consists of two Class I and three Class II Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. The Directors are as follows:

                       CLASS I (TERM EXPIRING IN 2000):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                  PRINCIPAL OCCUPATION                        OWNED AND % OF
                                  FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
    NAME AND ADDRESS            AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/98(1)
    ----------------            -----------------------        --- -------- ------------------
Philip Caldwell++         Director, Zurich Holding Company of   78   1991         1,000
Ford Motor Company        America, Inc. (insurance); Director,
225 High Ridge Road       American Guaranty & Liability Insur-
West Building, Suite 180  ance Co. (insurance); Director, Rus-
Stamford, CT 06905        sell Reynolds Associates, Inc. (ex-
                          ecutive recruitment); Director, Wa-
                          ters Corporation (manufacturers of
                          scientific instruments); Director,
                          Mettler-Toledo Holdings Inc. (manu-
                          facturer of scales and other weigh-
                          ing instruments); previously, Chair-
                          man of the Board, Chief Executive
                          Officer, succeeding Henry Ford II,
                          Ford Motor Company (automobiles);
                          Chairman of the Board, Mettler-To-
                          ledo Holdings Inc.; Director and Se-
                          nior Managing Director, Lehman
                          Brothers, Inc. (investment banking);
                          Director, Federated Department
                          Stores, Inc. (department stores);
                          Director, Digital Equipment Corp.
                          (computer technology); Director,
                          Kellogg Company (food products); Di-
                          rector, Shearson Lehman Brothers
                          Holding, Inc. (investment banking);
                          Director, Chase Manhattan Corp.,
                          Chase Manhattan Bank N.A. (banking);
                          Director, Castech Aluminum Group,
                          Inc. (aluminum manufacturing);
                          Director, Zurich Reinsurance Centre
                          Holdings, Inc. (reinsurance).

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                  PRINCIPAL OCCUPATION                        OWNED AND % OF
                                  FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
    NAME AND ADDRESS            AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/98(1)
    ----------------            -----------------------        --- -------- ------------------
Jaime Serra Puche         Senior Partner, Serra and Associates  47   1997          850
Edificio Plaza            International (law and economics
Prolongacion Paseo de la  consulting firm); Trustee, Yale Uni-
Reforma                   versity; Director, Tubos de Acero de
600-103                   Mexico, S.A. de C.V. (steel manufac-
Santa Fe                  turing); Director, Alcatel-Indetel,
01210 Mexico, D.F.,       S.A. de C.V. (telecommunications
Mexico                    equipment); Partner, Centros de
                          Arbitrajes (arbitration); Director,
                          Vitro, S.A. de C.V. (glass manufac-
                          turer); Director, Grupo Ferroviario
                          Mexicano, S.A. de C.V. (railways);
                          previously, Secretary of Finance
                          (Mexico); Weinberg Visiting Profes-
                          sor, Princeton University; Secretary
                          of Trade and Industry (Mexico); Min-
                          ister in charge of negotiations for
                          Mexico, North American Free Trade
                          Agreement and the trade agreements
                          entered into by Mexico with Chile,
                          Bolivia, Venezuela, Colombia and
                          Costa Rica; Distinguished Visiting
                          Associate, Carnegie Endowment for
                          International Peace.

                       CLASS II (TERM EXPIRING IN 2001):

                                                                          SHARES OF COMMON
                                                                         STOCK BENEFICIALLY
                               PRINCIPAL OCCUPATION                        OWNED AND % OF
                               FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
  NAME AND ADDRESS           AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/98(1)
  ----------------           -----------------------        --- -------- ------------------
Claudio X. Gonzalez++  Chairman of the Board and Chief Ex-   64   1981         3,000
Lagrange 103           ecutive Officer, Kimberly-Clark de
11560 Mexico, D.F.,    Mexico, S.A. de C.V. (consumer prod-
Mexico                 ucts); Director, Banco Nacional de
                       Mexico, S.A. (bank); Director, Grupo
                       Carso (holding company); Director,
                       Alfa, S.A. de C.V. (diversified
                       holding company); Director, Grupo
                       Industrial Minera Mexico, S.A. de
                       C.V. (mining); Director, Kimberly-
                       Clark Corp. (U.S.A.) (consumer prod-
                       ucts); Director, Kellogg Company
                       (U.S.A.) (food products); Director,
                       General Electric Co. (U.S.A.); Di-
                       rector, Planet Hollywood Int. (theme
                       entertainment); Supervisory Direc-
                       tor, The First Mexico Income Fund
                       N.V.; Director, Fondo Mexico de
                       Deuda de Largo Plazo, S.A. de C.V.,
                       Fondo Mexico de Deuda de Corto
                       Plazo, S.A. de C.V. and Fondo Mexico
                       de Capitales, S.A. de C.V. (Mexican
                       investment companies); Member,
                       International Advisory Council, J.P.
                       Morgan.

Jose Luis Gomez        President, The Mexico Fund, Inc.;     59   1989         4,062
Pimienta*              President and Supervisory Director,
Aristoteles 77, 3rd    The First Mexico Income Fund N.V.;
Floor                  Chairman of the Board and Director
Col. Polanco           General, Impulsora del Fondo Mexico,
11560 Mexico, D.F.,    S.A. de C.V. (investment adviser);
Mexico                 Chairman of the Board and Director
                       General, Impulsora del Fondo Mexico
                       Controladora, S.A. de C.V.
                       ("Controladora") (holding company);
                       Chairman of the Board and Director
                       General, Impulsora Capital Markets,
                       S.A. de C.V. ("Capital Markets")
                       (investment adviser); Chairman of
                       the Board and Director General,
                       Impulsora de Fondos Mexicanos, S.A.
                       de C.V. ("Fondos Mexicanos") (mutual
                       fund sponsor); Vice Chairman of the
                       Board of Fondo Mexico de Deuda de
                       Largo Plazo, S.A. de C.V., Fondo
                       Mexico de Deuda de Corto Plazo, S.A.
                       de C.V. and Fondo Mexico de
                       Capitales, S.A. de C.V. (Mexican
                       investment companies); Director and
                       member of the Executive Committee,
                       Bolsa Mexicana de Valores, S.A. de
                       C.V. (Mexican Stock Exchange).

                                                                       SHARES OF COMMON
                                                                      STOCK BENEFICIALLY
                            PRINCIPAL OCCUPATION                        OWNED AND % OF
                            FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
 NAME AND ADDRESS         AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/98(1)
 ----------------         -----------------------        --- -------- ------------------
Robert L. Knauss++  Chairman of the Board and Chief       67   1985         1,333
5151 San Felipe     Executive Officer, Baltic
Suite 1661          International USA, Inc. (aviation
Houston, TX 77056   services); Director, Equus II, Inc.
                    (financial investment); Chairman of
                    the Board and Director, Philip
                    Services Corp. (industrial
                    services); Director, Air Baltic
                    Corporation (international airline);
                    previously, Dean and Distinguished
                    University Professor, University of
                    Houston Law School; Dean, Vanderbilt
                    Law School; Director, Allwaste Inc.
                    (environmental services).

---------------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1998.
 ++ Audit Committee and Contract Review Committee Member.
 * Directors who are "interested persons" (as defined in the 1940 Act ("in-terested directors")). Mr. Gomez Pimienta is deemed to be an interested person by reason of his affiliation with the Fund's investment adviser, Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser").

  The Fund has a standing Audit Committee and Contract Review Committee. The Audit Committee reviews both the audit and non-audit work of the Fund's inde-pendent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters. The Contract Review Com-mittee reviews the terms of the Fund's investment advisory agreement, includ-ing the rate of compensation, and submits a recommendation to the Board of Di-rectors as to the approval and/or renewal of the Fund's investment advisory agreement. During the Fund's fiscal year ended October 31, 1998, the Board held four regular meetings, two committee meetings, one of which was in the capacity of the Audit Committee, and three special meetings. Each Director then in office attended 100% of the total number of regular meetings of the Board and applicable special meetings of the Board.

  During the fiscal year ended October 31, 1998, the Fund paid each Director, with the exception of Mr. Gomez Pimienta (who is not compensated for his serv-ice as Director), an annual retainer of $12,000 and $2,000 per meeting attend-ed. The Fund also paid a $1,500 per diem fee to each non-Mexican Director for travel required to attend a Board meeting and reimbursed all Directors, with the exception of Mr. Gomez Pimienta, for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reim-bursed to the Directors for the twelve-month period ended October 31, 1998 was $211,784. The Fund will pay fees and expenses to its Directors as described above except that in the event of a Board meeting taking place on the same date as a meeting of the board of directors of any other investment company advised by the Fund's investment adviser, the $1,500 per diem fee of any non-Mexican Director of the Fund who is also a director of any such other invest-ment company shall be shared equally between the Fund and such other invest-ment company.

  The following table sets forth the aggregate compensation (not including per diem fees and expense reimbursement) paid by the Fund to each Director (other than Mr. Gomez Pimienta) during the fiscal year ended October 31, 1998, as well as the total compensation paid by the Fund to each Director.

                                     PENSION OR RETIREMENT TOTAL COMPENSATION
                         AGGREGATE     BENEFITS ACCRUED        FROM FUND
                        COMPENSATION      AS PART OF          COMPLEX PAID
   NAME OF DIRECTOR      FROM FUND       FUND EXPENSES        TO DIRECTORS
   ----------------     ------------ --------------------- ------------------
Juan Gallardo T.          $30,000            None               $30,000
Philip Caldwell            30,000            None                30,000
Claudio X. Gonzalez        30,000            None                30,000
Robert L. Knauss           30,000            None                30,000
Agustin Santamarina V.     30,000            None                30,000
Jaime Serra Puche          30,000            None                30,000

  The executive officers of the Fund and their principal occupations (with the exception of Mr. Gomez Pimienta, whose principal occupations are presented above) for the past five years are: Jose Luis Gomez Pimienta (age 59), Presi-dent; Samuel Garcia-Cuellar (age 56), Secretary, who is a partner of Creel, Garcia-Cuellar y Muggenburg, S.C., Mexican counsel to the Fund and to the Ad-viser, Secretary of the Adviser and a Director of Fondo Mexico de Deuda de Largo Plazo, S.A. de C.V., Fondo Mexico de Deuda de Corto Plazo, S.A. de C.V. and Fondo Mexico de Capitales, S.A. de C.V., Mexican investment companies ad-vised by an affiliate of the Adviser; and Carlos Woodworth Ortiz (age 55), who is Treasurer of the Fund and a Deputy Director of the Adviser, Controladora, Capital Markets, and Fondos Mexicanos. Allan S. Mostoff (age 66) and Sander M. Bieber (age 48), partners of Dechert Price & Rhoads, U.S. counsel to the Fund and to the Adviser, are Assistant Secretaries of the Fund.

  The Board of Directors recommends that shareholders vote FOR the election of the two nominees to the Fund's Board of Directors.

            PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors, upon recommendation of the Audit Committee, has se-lected Arthur Andersen LLP as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 1999. Audit services performed by Arthur Andersen LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax re-turns. The Fund knows of no direct or indirect interest of such firm in the Fund.

  A representative of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to respond to questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratifica-tion of the selection of Arthur Andersen LLP as independent public accountants for the Fund.

                           PROPOSAL 3: OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

  THE ADVISER. Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), 77 Aristoteles Street, 3rd Floor, Polanco, 11560 Mexico D.F., Mexico has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives an annual advisory fee at the rate of 0.85% of the Fund's average daily net assets up to $200 million, 0.70% of such assets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. For the fiscal year ended October 31, 1998, total advisory fees paid by the Fund to the Adviser aggregated $6,959,010 based on average net assets for the fiscal year of approximately $1,042,386,866. The Adviser is a Mexican corporation incorporated in 1980 in order to serve as in-vestment adviser to the Fund, and is a wholly owned subsidiary of Impulsora del Fondo Mexico Controladora, S.A. de C.V.

  Pursuant to an Administrative Services Agreement, effective April 1, 1994, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund's Trustee, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable United States and Mexi-can law and the provision of assistance to the Fund's auditors in the prepara-tion and filing of tax reports and returns. The Fund pays the Adviser an an-nual fee of $350,000 plus applicable taxes, as compensation for services pro-vided under the Administrative Services Agreement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended, and Sec-tion 30(h) of the 1940 Act require the Fund's officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten per-cent of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 1998, its Reporting Persons complied with all applicable filing requirements.

COUNSELORS

  From 1994 through September 1998, consistent with the Fund's By-Laws, the Board of Directors retained the expertise of counselors for the benefit of the Fund. The counselors provided advice, furnished information about the securi-ties and currency markets, political developments, economic factors and trends, and business trends and developments. The counselors normally attended Board meetings, but did not vote at the meetings, manage the business and af-fairs of the Fund, or determine that any security should be purchased or sold by the Fund. Each counselor was paid as compensation for services rendered a fee of $4,000 for each regularly scheduled Board and Committee meeting attend-ed, $2,000 for attendance at special meetings of the Board or a Committee, a $1,500 per diem fee for travel required to attend a Board meeting, and was re-imbursed for reasonable expenses incurred in attending meetings or otherwise.

                                   EXPENSES

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable ex-penses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum and share-holder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund.

                                 VOTE REQUIRED

  The presence in person or by proxy of the holders of a majority of the out-standing shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1), ratification of the selection of indepen-dent public accountants (Proposal 2), and approval to transact such other business as may properly come before the Meeting (Proposal 3), will require the approval of the majority of votes validly cast at the Meeting.

                             SHAREHOLDER PROPOSALS

  If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by August 30, 1999 for consideration by the Fund.

  Stockholders wishing to present proposals at the 2000 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by November 26, 1999, but no earlier than October 29, 1999, in the form pre-scribed in the Fund's By-Laws.

                               ----------------

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Samuel Garcia Cuellar
                                             Secretary

Dated: December 28, 1998

                             THE MEXICO FUND, INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                        ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of Shareholders of the Fund, to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112, on February 26, 1999 at 2:00 P.M., New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 3 AS SET FORTH IN THIS PROXY.

The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated December 28, 1998.

                          (CONTINUED ON REVERSE SIDE)

                Please Detach and Mail in the Envelope Provided


[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

1. Election of the nominees listed at right to serve as members of the Fund's Board of Directors, as Class III Directors, for a term expiring in 2002 and until their successors are elected and qualified.

FOR             WITHHELD
[_]               [_]           Nominees:
                                     Juan Gallardo T.
                                     Agustin Santamarina V.

FOR: except as marked to the contrary below


_____________________________________________________

2. Ratification of the selection of Arthur Andersen, LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1999.

FOR             AGAINST         ABSTAIN
[_]               [_]             [_]

3. In their discretion of the above named proxies such other business as may properly come before the Meeting or any adjournment thereof.


SIGNATURE(S)_________________________________DATED_______________________

Note: Please sign, date and return promptly. Signature(s) should be exactly as names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full name.